R.J. O’BRIEN FUND MANAGEMENT, LLC

Audited Financial Statements

December 31, 2010

(With Independent Auditor’s Report Thereon)

R.J. O’BRIEN FUND MANAGEMENT, LLC

Independent Auditor’s Report

The Board of Directors
R.J. O’Brien Fund Management, LLC

We have audited the accompanying statement of financial condition of R.J. O’Brien Fund Management, LLC (the “Company”) as of December 31, 2010, and the related statements of operation, changes in member’s equity, and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.J. O’Brien Fund Management, LLC as of December 31, 2010, and the results of its operations, changes in its member’s equity, and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

CF & Co., L.L.P.

Dallas, Texas
March 29, 2011

R.J. O'BRIEN FUND MANAGEMENT, LLC
Statement of Financial Condition
December 31, 2010

ASSETS

Cash	$61,226
Investments in registered commodity pool	1,175,357
Intangible asset, less accumulated amortization of $355,829	130,751
Due from affiliates	60,943
Prepaid assets	4,600

Total assets	$1,432,877

LIABILITIES AND MEMBER'S EQUITY

Liabilities:
Accrued expenses	$30,712
Due to affiliates	3,103

Total liabilities	33,815

Member's equity:
Additional paid-in capital	1,013,134
Retained earnings	385,928

Total member's equity	1,399,062

Total liabilities and member's equity	$1,432,877

The accompanying notes are an integral part of these financial statements.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Statement of Operation
For the Year Ended December 31, 2010

Revenues:
Commission and management fee income	$681,904
Other income	1,376

Total revenues	683,280

Expenses:
Intercompany support services from Parent	929,458
Sales commissions	29,682
Professional fees	46,887
Amortization of intangible asset	44,360

Total expenses	1,050,387

Unrealized loss on investment in registered commodity pool	(25,733)

Net loss	$(392,840)

The accompanying notes are an integral part of these financial statements.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Statement of Changes in Member's Equity
For the Year Ended December 31, 2010

	Additional
	Paid-in	Retained
	Capital	Earnings	Total

Balance at December 31, 2009	$2,013,134	$778,768	$2,791,902

Distribution payment to Parent	(1,000,000)	-	(1,000,000)

Net loss	-	(392,840)	(392,840)

Balance at December 31, 2010	$1,013,134	$385,928	$1,399,062

The accompanying notes are an integral part of these financial statements.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Statement of Cash Flows
For the Year Ended December 31, 2010

Cash flows from operating activities:
Net loss	$(392,840)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Unrealized loss on investments	25,733
Amortization of intangible asset	44,360
(Increase) decrease in assets:
Due from affiliates	(434)
Prepaids	(4,600)
Increase (decrease) in liabilities:
Accrued expenses	9,138
Due to affiliates	1,049

Net cash used in operating activities	(317,594)

Cash flows from investing activities:
Proceeds from sale of firm owned investment	1,343,366

Net cash provided by investing activities	1,343,366

Cash flows from financing activities:
Distribution to Parent	(1,000,000)

Net cash used in financing activities	(1,000,000)

Net change in cash	25,772
Cash at beginning of year	35,454

Cash at end of year	$61,226

The accompanying notes are an integral part of these financial statements.

R.J. O’BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2010

Note 1 -	General Information and Summary of Significant Accounting Policies

A summary of the significant accounting policies that have been followed in preparing the accompanying financial statements is set forth below:

(a)	Nature of Business

R.J. O’Brien Fund Management, LLC (the “Company”), a wholly-owned subsidiary of R.J. O’Brien Alternative Asset Management (“RJOAAM”), which is a wholly-owned subsidiary of RJO Holdings Corp. (the “Parent”), is a registered commodity pool operator with the Commodity Futures Trading Commission.  The Company is the managing owner of the RJO Global Trust (the “Trust”), which is organized for the purpose of engaging in the speculative trading of commodity interests, including futures contracts, physical commodities, and related options.  The Trust has a term date of December 31, 2026 and can be renewed at any time.

The Company is also the managing owner of two other commodity pools – RJO Global Strategic Commodities, LP and Global Diversified Managed Futures, LP.  There have not been any significant activities within these pools through December 31, 2010.

(b)	Revenue Recognition

The Company earns fees from the Trust for which it acts as managing owner, which are recognized as income as they are earned.  Fees are paid monthly and are based on a percentage of the net asset value (“NAV”) of the Trust, and include underwriting expenses (0.35% of NAV) and the managing owner fee revenue (0.75% of NAV).  See Note 1(d) for selling commissions.

The Trust currently pays actual clearing, NFA and exchange fees directly to an affiliated clearing broker, up to a maximum of 1.57% of NAV.  Beginning January 1, 2011, the Trust will pay a flat fee of 1.57% of NAV to the Managing Owner for these fees, which will be recorded as income each month, with a corresponding expense for the actual fees due to the affiliated clearing broker.

(c)	Intangible Asset

The intangible asset related to the purchase of the Trust is carried at cost and reduced by systematic amortization.  Amortization is charged based on the amount of Trust units that are redeemed in any given accounting period that were outstanding at the time the Managing Owner’s rights were purchased.  On an annual basis, an impairment analysis on the intangible asset is performed to determine if a write down of the asset is required.

R.J. O’BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2010

Note 1 -	General Information and Summary of Significant Accounting Policies, continued

(d)	Selling Commissions and Redemption Charges

The Company pays the selling agent 2.0% of the Trust’s month-end NAV, with respect to Class A units of the Trust, at time the Class A units are sold.  The Company is reimbursed by the Trust at a rate of 1/12th of 2.0% of the NAV of each Class A unit on a monthly basis until the earlier of: (i) such time as the Company has been reimbursed up to 2.0% of the initial net asset value of the Class A units sold or (ii) such time as the Class A units have been held for 12 months.  The Company also causes eligible selling agents to be paid by the Trust ongoing compensation of 1/12th of 2.0% of the average month-end NAV per unit for all Class A units they have sold which remain outstanding, following the month in which the Company is no longer reimbursed by the Trust for the selling commission it initially paid.

A redemption charge of 1.5% of the NAV per Class A unit on the redemption date is imposed by the Trust on units redeemed on or before the end of the first eleven months after issuance.  This redemption charge is deducted from investors’ redemption proceeds and paid to the Company.

The Company records its reimbursement for initial selling agent fees and any redemption charges received as revenues.  Initial selling agent fees paid out by the Company are recorded as sales commission expense when paid.

(e)	Income Taxes

The Company is organized as a limited liability company and has no federal tax liability.  State tax liabilities are determined under individual state laws of which none were payable.  Temporary differences between the amounts reported in the financial statements and the tax basis of assets and liabilities result in deferred taxes.  The Company is a single-member limited liability company, which is disregarded for federal income tax purposes.  Accordingly, income taxes are reflected on the books of the Parent, who is the taxpayer for income tax purposes.

The Company has reviewed the guidance for how uncertain tax positions should be recognized, measure, presented and disclosed in the financial statements.  The Company has evaluated such implications for all open tax years, and has determined there is no impact to the Company’s financial statements as of December 31, 2010.  The Company’s income tax returns generally remain subject to examination by the Internal Revenue Service for three to five years from the date the return is due including extensions.

R.J. O’BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2010

Note 1 -	General Information and Summary of Significant Accounting Policies, continued

(d)	Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The investment assets and liabilities of the Company are measured and reported at fair value.

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 2 -	Investment in the Trust

At December 31, 2010, the Company owned 11,679 Class A units of the Trust, or 2.26% of the outstanding units of the Trust, valued at $1,175,357.

The following represents summary audited financial information of the Trust as of December 31, 2010:

Assets	$59,411,673
Liabilities	3,375,775
Net Assets	$56,035,898
Class A net asset value per unit	$100.64

Note 3 -	Related Parties

The Company earns commission and management fees from the Trust.  The Company earned $681,904 of fees for the year ended December 31, 2010.  As of December 31, 2010, $60,943 was receivable from the Trust.

R.J. O’Brien & Associates, LLC (an “Affiliate”) provides facilities and administrative services to the Company.  Services and facilities provided by the Affiliate aggregated $976,345 for the year ended 2010.  As of December 31, 2010, $3,103 was payable to the Affiliate.

R.J. O’BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2010

Note 3 -	Related Parties, continued

The Company has no employees.  The Parent provides facilities and administrative services to the Company.

The Company and its affiliates are related parties under common control and the existence of that control could create operating results and financial positions different than if the entities were autonomous.

Note 4 -	Intangible Asset

During 2006, the Company purchased the assets of Refco Commodity Management, Inc., the most significant of which was an intangible asset of $486,580 related to the unitholders of the Trust at that time.  During 2010, amortization of $44,360 occurred in accordance with the methodology described in Note 1(a), resulting in a net carrying value of $130,751 at December 31, 2010.

Note 5 -	Fair Value Measurements

The Company has established a three-level valuation hierarchy for disclosure of fair value measurements.  The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the reported date.  The three levels are defined as follows:

Level 1 – quoted prices in active markets are available for identical assets or liabilities as of the reported date.

Level 2 – quoted prices in markets that are not active or other pricing inputs that are either directly or indirectly observable as of the reported date.

Level 3 – prices or valuation techniques that are both significant to the fair value measurement and unobservable as of the reported date.  These financial instruments do not have active markets and are measured using management’s best estimate of fair value, where the inputs into the determination of fair value require significant management judgment or estimation.

An asset’s or liability’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.  The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

R.J. O’BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2010

Note 5 -	Fair Value Measurements, continued

The Company’s investments in the Trust are valued as a practical expedient at the NAV per share, which has a readily determinable market value.  Units of the Trust may only be redeemed as of the end of a calendar month, subject to the restrictions indicated in Note 7.  There were no unfunded commitments related to the Company’s investments in the Trust, as of December 31, 2010.  If the Company were to no longer be the managing owner, it could redeem all of its investment in the Trust.

The following table presents the Company’s fair value hierarchy for assets measured at fair value on a recurring basis at December 31, 2010.

	December 31, 2010
	Level 1	Level 2	Level 3	Total

Investments in registered
commodity pool	$--	$1,175,357	$--	$1,175,357

Total fair value	$--	$1,175,357	$--	$1,175,357

Currently, the Company’s investments in registered commodity pool are limited to the investments in the Trust.  The Trust was formed to engage in the speculative trading of futures contracts on currencies, interest rates, energy and agricultural products, metals, commodity indices and stock indices, spot and forward contracts on currencies and precious metals, and exchanges for physicals pursuant to the trading instructions of independent trading advisors.  The primary objective of the Trust is capital appreciation through trading directed by a diverse group of commodity trading advisors (“CTAs”).  At the same time, the CTAs attempt to reduce volatility and risk of loss by participating in diversified markets and applying risk control policies.

Note 6 -	Financial Instruments with Off Balance Sheet Risk

As managing owner of the Trust, the Company’s investment in the Trust is subject to the risks related to financial instruments and commodity contracts held or sold short by the Trust.  The Company is exposed to both market risk, the risk arising from changes in the market value of the contracts, and credit risk, the risk of failure by another party to perform according to the terms of the contract.  However, the Company bears the risk of loss only to the extent of the market value of its respective investment and, in certain specific circumstances, distributions and redemptions received.

R.J. O’BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2010

Note 7 -	Commitments and Contingencies

Under the Trust’s Ninth Amended and Restated Declaration and Agreement of Trust, the Company is required to maintain a net worth at an amount not less than 5% of the total contributions of all unitholders to the Trust and all entities for which the Company is general partner or managing owner.  In no event shall the Company be required to maintain a net worth in excess of the greater of (i) $1,000,000 or (ii) the amount which the Company is advised by counsel as necessary or advisable to ensure that the Trust is taxed as a partnership for federal income tax purposes.

As the managing owner of the Trust, the Company is required to maintain an investment in the Trust, as a general liability interest, of no less than 1% of net capital contributions, computed as gross subscriptions less redemptions.  This requirement aggregated to approximately $1,121,000 at December 31, 2010.  The Company may (i) withdraw any interest it may have in excess of such requirement as of any month-end or (ii) redeem any units which it may acquire, in each case on the same terms as any unitholder (although without early redemption charges).

The Trust is responsible for the cost incurred for the ongoing offering of the units of the Trust, including the costs of updating the prospectus, regulatory compliance, escrow fees and registration fees if additional units are registered.  These ongoing offering costs are subject to a ceiling of 0.50% of the Trust’s average month end net assets during any fiscal year.  To the extent the actual expenses exceed the total ceilings of 0.50%, the Company is fully responsible.  During the year ended December 31, 2010, the expenses did not exceed the total ceiling, and thus the Company did not make any reimbursements to the Trust.

Note 8 -	Subsequent Events

The Company evaluated events and transactions that have occurred after December 31, 2010, through March 29, 2011, the date the financial statements were issued.  Except as indicated in Note 1(b), there were no subsequent events requiring recording or disclosure in the financial statements or related notes to the financial statements.